Exhibit 31.2

CERTIFICATION

PURSUANT TO EXCHANGE ACT RULE 13A-14(a) OR RULE 15D-14(a)

AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Maria Johnson, certify that:

1.	I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K/A of 1847 Goedeker Inc. (the “registrant”) for the year ended December 31, 2021;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Dated: May 2, 2022	By:	/s/ Maria Johnson
Maria Johnson
Chief Financial Officer
(Principal Financial Officer)